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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 8, 2003


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2003, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2003-8)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-105982           33-0885129
           --------                  ----------           ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                            92868
------------------                                            -----
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------


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                                       -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On August 8, 2003, a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2003-8 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of seventeen classes of certificates (collectively, the "Certificates"), designated as the Class AV-1 Certificates, Class AV-2 Certificates, Class AV-3 Certificates, Class AV-4 Certificates, Class AF-1 Certificates, Class AF-2 Certificates, Class AF-3 Certificates, Class AF-4 Certificates, Class AF-5 Certificates, Class S Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class MV-6 Certificate, Class MF-6 Certificate, Class CE Certificates, Class P Certificates and Class R Certificates, collectively, the "Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable-rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $1,999,997,100.42 as of August 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated August 4, 2003, between Ameriquest and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class AV-1 Certificates, Class AV-2 Certificates, Class AV-3 Certificates, Class AV-4 Certificates, Class AF-1 Certificates, Class AF-2 Certificates, Class AF-3 Certificates, Class AF-4 Certificates, Class AF-5 Certificates, Class S Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates Class MV-6 Certificates and Class MF-6 Certificates were sold by the Depositor to Deutsche Bank Securities Inc. (the "Representative"), pursuant to an Underwriting Agreement, dated August 4, 2003 (the "Underwriting Agreement") among the Depositor, Ameriquest, Greenwich Capital Markets, Inc. and the Representative.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                    INITIAL CERTIFICATE     PASS-THROUGH                       INITIAL CERTIFICATE     PASS-THROUGH
      CLASS         PRINCIPAL BALANCE(1)        RATE              CLASS        PRINCIPAL BALANCE(1)        RATE
------------------ ---------------------------------------- ----------------- ----------------------------------------
 AV-1............. $ 1,076,940,000           Variable(2)      S...............        (5)                 (5)
 AV-2............. $   119,660,000           Variable(2)      M-1............. $  131,250,000          Variable(2)
 AV-3............. $   242,200,000           Variable(2)      M-2............. $  112,500,000          Variable(2)
 AV-4............. $   224,100,000           Variable(2)      M-3............. $   37,500,000          Variable(2)
 AF-1............. $    82,100,000           2.340%(3)        M-4............. $   31,250,000          Variable(2)
 AF-2............. $   147,800,000           3.020%(3)        M-5............. $   31,250,000          Variable(2)
 AF-3............. $    70,600,000           4.370%(3)        MV-6............ $   16,250,000          Variable(2)
 AF-4............. $    68,670,000           5.320%(4)        MF-6............ $   15,000,000           5.750%(4)
 AF-5............. $    67,930,000           4.640%(4)

___________________
(1) Approximate.
(2) The pass-through rates on the Class AV Certificates and the Mezzanine Certificates (other than the Class MF-6 Certificates) are generally based on one-month LIBOR plus an applicable margin and are subject to increase and subject to a rate cap, as described in this prospectus supplement.
(3) Subject to a rate cap as described in this prospectus supplement.
(4) Subject to increase and subject to a rate cap, as described in this prospectus supplement.
(5) The Class S Certificates will have a declining notional amount as described herein and will accrue interest for the first 30 interest accrual periods at 5.00% per annum, subject to a rate cap, as described in this prospectus supplement. The Class S Certificates will not accrue interest following the 30th interest accrual period.

The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated August 4, 2003 (the "Prospectus Supplement"), and the Prospectus, dated August 4, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.




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                                       -4-


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

         Exhibit No.                                           Description
         -----------                                           -----------
              4.1                           Pooling and Servicing Agreement, dated as of August 1,
                                            2003, by and among Ameriquest Mortgage Securities Inc. as
                                            Depositor, Ameriquest Mortgage Company as Master
                                            Servicer and Deutsche Bank National Trust Company as
                                            Trustee relating to the Series 2003-8 Certificates.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 8, 2003


                                               AMERIQUEST MORTGAGE
                                               SECURITIES INC.


                                               By:   /s/ John P. Grazer
                                                    ----------------------
                                               Name:     John P. Grazer
                                               Title:    CFO

                                                 Index to Exhibits
                                                 -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of August                            7
                       1, 2003, by and among Ameriquest Mortgage
                       Securities Inc. as Depositor, Ameriquest Mortgage
                       Company as Master Servicer and Deutsche Bank National
                       Trust Company as Trustee relating to the Series 2003-8
                       Certificates.

                                   Exhibit 4.1